SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report                             April 2, 2003
(Date of earliest event reported)         --------------------------------------

                           MedicaLogic/Medscape, Inc.
               (Exact name of registrant as specified in charter)
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


 Oregon                           000-28285                93-0890696
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 (State or other            (Commission file              (IRS employer
 jurisdiction of                number)                 identification no.)
 incorporation)

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                           20540 NW Evergreen Parkway
                             Hillsboro, Oregon 97124
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                    (Address of principal executive offices)


Registrant's telephone number, including area code       (503) 531-7000
                                                    ----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

     On January 24, 2002, MedicaLogic/Medscape, Inc. (the "Company") and its five United States subsidiaries filed a voluntary petition for bankruptcy protection (collectively, the "Bankruptcy Cases") under Chapter 11 of the U.S. Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Bankruptcy Cases were assigned to the Honorable Judge Peter J. Walsh and are jointly administered and coordinated under Case Numbers 02 - 10253 (PJW) through 02 - 10258 (PJW). In addition to the Company, the filing entities were MSCP Holdings, Inc., MedicaLogic Enterprises, Inc., MedicaLogic Pennsylvania, LLC, MedicaLogic of Texas, Inc. and MedicaLogic Texas, L.P. (collectively, with the Company, the "Debtors").

     On November 22, 2002, the Debtors filed a Joint Plan of Liquidation and related Disclosure Statement in the Bankruptcy Court pursuant to the Code. On December 20, 2003, the Debtors filed a First Amended Joint Plan of Liquidation (the "Plan") and related First Amended Disclosure Statement (the "Disclosure Statement"), copies of which are attached hereto as Exhibit 2.1. The Court confirmed the Plan on March 3, 2003. On April 3, 2003, the Debtors filed with the Bankruptcy Court a Notice of (1) Entry of Confirmation Order, (2) Occurrence of Effective Date, and (3) Important Bar Dates announcing, among other things, that the effective date (the "Effective Date") of the Plan occurred on April 2, 2003 (the "Notice"). The Notice is attached hereto as Exhibit 99.1.

     As described more fully in the Plan and Disclosure Statement, the Debtors have no business operations, and will not initiate or resume any business operations in the future. Therefore, the Plan provides for the distribution of the Debtors' estates, which consist primarily of proceeds from the sale of substantially all of their assets to certain third parties as previously disclosed and described by the Debtors on Form 8-K, dated August 29, 2001, Form 8-K, dated January 10, 2002, and Form 8-K, dated April 9, 2002. The proceeds will be distributed through a liquidating trust (the "Trust") to creditors and equity interest holders pursuant to the priorities set forth in the Code, as described more fully in the Plan and Disclosure Statement. On the Effective Date, the Trust was established and acquired all of the Debtors' assets (the "Trust Property") and assumed all of the Debtors' liabilities. The Trust Property will be distributed in accordance with the provisions of the Plan and the Trust Agreement, a copy of which is attached hereto as Exhibit 99.2, as promptly and efficiently as is practicable.

     Pursuant to the Plan, all preferred stock and common stock of the Company were canceled on the Effective Date.

     On or about April 11, 2003, the Trustee appointed under the Plan began making distributions that will total approximately $20,020,000 to all holders of allowed preferred equity interests. As required by the Plan, distributions were to be made to holders of allowed preferred equity interests which were authorized, issued and outstanding prior to commencement of the Bankruptcy Cases. These holders received distributions equal to their preferred equity redemption price.

     Pursuant to the Plan, distributions are to be made only to allowed common equity interests that (a) were registered or listed as of December 20, 2002, in a stock register maintained by or on behalf of the Company and (b) either (i) have not been the subject of any objection or (ii) have been allowed (A) by a final order of the Bankruptcy Court or (B) pursuant to the Plan. The Plan requires that these holders receive a pro rata share of surplus Trust Property in accordance with the priority set forth in Article VII of the Plan.

     The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated herein by reference.


     Item 7. Financial Statements and Exhibits.

     (c) Exhibits

================================================================================

     2.1 First Amended Joint Plan of Liquidation and related First Amended Disclosure Statement (filed as Exhibit 2.1 on Form 8-K, dated March 18, 2003, and incorporated herein by reference).

    99.1 Notice of (1) Entry of Confirmation Order, (2) Occurrence of Effective Date, and (3) Important Bar Dates (filed as Exhibit 99.1 on Form 8-K, dated April 8, 2003, and incorporated herein by reference).

    99.2 Trust Agreement, between the Debtors and Walker, Truesdell, Radick & Assoc., as trustee (filed as Exhibit 99.1 on Form 8-K, dated March 18, 2003, and incorporated herein by reference).



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 16, 2003



                           MEDICALOGIC/MEDSCAPE, INC.


                            By: /s/ Hobart G. Truesdell
                                ---------------------------------
                                Name:  Hobart G. Truesdell
                                Title: Trustee



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                                  EXHIBIT INDEX
================================================================================

     2.1 First Amended Joint Plan of Liquidation and related First Amended Disclosure Statement (filed as Exhibit 2.1 on Form 8-K, dated March 18, 2003, and incorporated herein by reference).

    99.1 Notice of (1) Entry of Confirmation Order, (2) Occurrence of Effective Date, and (3) Important Bar Dates (filed as Exhibit 99.1 on Form 8-K, dated April 8, 2003, and incorporated herein by reference).

    99.2 Trust Agreement, between the Debtors and Walker, Truesdell, Radick & Assoc., as trustee (filed as Exhibit 99.1 on Form 8-K, dated March 18, 2003, and incorporated herein by reference).